UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2007

SUNPOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51593	94-3008969
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

3939 North First Street, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 17, 2007, SunPower Corporation (“SunPower”) filed a current report on Form 8-K (the “Initial Form 8-K”) to announce the completion on January 10, 2007 of the previously announced merger transaction (the “Merger”) involving SunPower, Pluto Acquisition Company LLC, a Delaware limited liability company and a wholly owned subsidiary of SunPower, and PowerLight Corporation, a California corporation (“PowerLight”).  On January 25, 2007, the Initial Form 8-K was amended by a current report on Form 8-K/A filed in order to provide certain previously omitted historical financial information of PowerLight, as well as certain pro forma financial information, in each case as required by Item 9 of Form 8-K.

Subsequent to the Merger, PowerLight changed its name to SunPower Corporation, Systems.  This current report on Form 8-K is being filed to provide the audited consolidated financial statements of SunPower Corporation, Systems (f/k/a PowerLight Corporation) and its subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, as well as certain unaudited pro forma condensed combined financial information, giving effect to the Merger, for the year ended December 31, 2006 and for the three months ended April 1, 2007.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of SunPower Corporation, Systems (f/k/a PowerLight Corporation) attached hereto as Exhibit 99.1 are incorporated herein by this reference.

(b) Pro Forma Financial Information.

The pro forma financial information attached hereto as Exhibit 99.2 is incorporated herein by this reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, independent auditors.

99.1

Consolidated financial statements of SunPower Corporation, Systems (f/k/a/ PowerLight Corporation) as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

99.2	Unaudited pro forma condensed combined financial information for the year ended December 31, 2006 and for the three months ended April 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007

SunPower Corporation

By:	/s/ Emmanuel Hernandez
Name:	Emmanuel Hernandez
Title:	Chief Financial Officer

EXHIBITS

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, independent auditors.

99.1

Consolidated financial statements of SunPower Corporation, Systems (f/k/a/ PowerLight Corporation) as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

99.2	Unaudited pro forma condensed combined financial information for the year ended December 31, 2006 and for the three months ended April 1, 2007.